EQUITY FUNDS
                                  ANNUAL REPORT

                           IAI GROWTH AND INCOME FUND,
                        IAI REGIONAL FUND, IAI VALUE FUND

                                 MARCH 31, 1998






                                     [LOGO]
                                      IAI
                                  MUTUAL FUNDS

                                TABLE OF CONTENTS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                                  ANNUAL REPORT
                                 MARCH 31, 1998

   President's Letter.............................................. 2

   Fund Managers' Reviews

        IAI GROWTH AND INCOME FUND................................. 4

        IAI REGIONAL FUND.......................................... 6

        IAI VALUE FUND............................................. 8

   Fund Portfolios

        IAI GROWTH AND INCOME FUND................................ 10

        IAI REGIONAL FUND......................................... 13

        IAI VALUE FUND............................................ 17

   Notes to Fund Portfolios....................................... 20

   Statements of Assets and Liabilities........................... 28

   Statements of Operations....................................... 30

   Statements of Cash Flows....................................... 32

   Statements of Changes in Net Assets............................ 34

   Financial Highlights

        IAI GROWTH AND INCOME FUND................................ 36

        IAI REGIONAL FUND......................................... 37

        IAI VALUE FUND............................................ 38

   Notes to Financial Statements.................................. 39

   Independent Auditors' Report................................... 44

   Federal Tax Information........................................ 45

   IAI Mutual Fund Family......................................... 46

   Adviser, Custodian, Legal Counsel,
   Independent Auditors,
   Directors....................................... Inside Back Cover

                               PRESIDENT'S LETTER
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


[PHOTO]
NOEL P. RAHN
PRESIDENT

COLD MARKETS CAN TURN HOT IN NO TIME

In 1994, the U.S. and European stock markets were sluggish, Latin America was in crisis and Asia was the "economic miracle." Today, Latin America is perceived as the strongest emerging market while Asia finds itself struggling. Meanwhile, the U.S. stock market has doubled in three years. And now, Europe seems to be in the midst of its own miracle.

Thanks to advances in communications technology and falling trade barriers, we live in a global economy where companies can do business anywhere in the world and virtually no place on earth is unreachable by investors. Yet, as we've seen these past few years, markets still move quite independently of each other.

Last fall, Asia's stock markets plummeted, threatening to take the rest of the markets down with them. In the United States, the Dow Jones Industrial Average, which peaked at 8,259 on August 6, 1997, fell more than 1,000 points by late October. But while Asia continued to descend, U.S. stocks staged an impressive rally. By early December, the Dow had virtually regained all its lost ground.

True, U.S. stocks took another tumble in December and January as more bad news came out of Asia and a scandal rocked the White House. But once again, the market roared back by early February as investors were reminded just how good the economy remained in the United States. The Asian debacle slowed projected U.S. growth in 1998, which bodes well for keeping interest rates and inflation low. The President submitted the first balanced federal budget in 30 years, and corporate profits, although growing slower than before, were stronger than initially projected.

In Latin America, investors also feared that the "Asian contagion" would depress other emerging markets. Although there was initial negative impact, Latin American stock markets held up surprisingly well. A few years back, the region had its own crisis, and it responded by reducing tariffs, clamping down on credit, cutting budget deficits and accelerating its privatization programs. It remains to be seen whether Asia is willing to take the same medicine to solve its economic problems.

In Europe, companies are streamlining operations, focusing on shareholder value and the upcoming transition to a single European currency beginning in 1999. In order to qualify for the Euro, a country must have limited budget deficits, low inflation and moderate interest rates--which also makes for excellent stock markets. The countries making up the European Union will comprise an economy and a bond market that is larger than that of the United States. Investor sentiment is positive in Europe, and the stock markets there have been strong since early 1997.

So as we move deeper into 1998, we can see that there are clear differences in markets throughout the world. But markets are constantly shifting. The best way to make sure you participate in the strongest areas of the world is to be diversified geographically--and be patient. Ice cold markets can turn hot in no time.

                               PRESIDENT'S LETTER
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, follows.

The current economic backdrop is ideal for financial assets. Strong money growth is flowing into the markets rather than the real economy. This trend is bolstered by current demographic conditions. Moreover, low inflation raises market valuations (P/E ratios and real interest rates) while high consumer and business optimism raises the willingness to take risk.

What are the risks to the market? Near-term, negative earnings surprises could stall the equity market, and a weak dollar would not be good for bonds. Over the intermediate term, if the economic slowdown does not materialize, inflation concerns will rise and the Fed will tighten. This would hurt valuations in both stocks and bonds.

Our view is to remain cautiously optimistic on both markets, but watch for the developing evidence of a slowdown.

Please read the Fund Managers' Reviews, which follow this letter, for a detailed perspective on Fund performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,

/s/ Noel P. Rahn

Noel P. Rahn
President

                              FUND MANAGER'S REVIEW
                           IAI GROWTH AND INCOME FUND

IAI GROWTH AND INCOME FUND

[PHOTO]
DONALD J. HOELTING, CFA
IAI GROWTH AND INCOME FUND
MANAGER

[GRAPH]
TOP FIVE COMMON STOCK
SECTORS
% OF NET ASSETS AS OF 3/31/98

CONSUMER DURABLES        17.2%

FINANCIAL                17.1%

PRODUCER MANUFACTURING   13.7%

CONSUMER NON-DURABLES    11.6%

HEALTH TECHNOLOGY         7.9%


WHAT IS THE FUND'S OBJECTIVE?

The IAI Growth and Income Fund is designed for investors who seek long-term capital appreciation, with income as a secondary objective. It pursues its objectives by investing in a broadly diversified portfolio of common stocks. While dividends are a factor in stock selection, the dominant criteria is the potential for long-term growth.

HOW HAS THE FUND PERFORMED?

The Fund gained 40.1% during the year ended March 31, 1998, trailing the S&P 500 Index gain of 48.1%. Larger companies outperformed the small cap and midcap stocks, which negatively impacted the Fund due to the Fund's relative over-weighting of small and midcap stocks vs. the S&P 500. While all sectors contributed positively to the performance of the Fund, the financial, consumer cyclical and consumer staples sectors were the biggest contributors to performance.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

Berkshire Hathaway and Federal Home Loan Mortgage Corporation (referred to as Freddie Mac), two holdings within the financial sector, were among the most successful positions in the Fund. Berkshire Hathaway is the holding company and investment vehicle for Warren Buffet, while Freddie Mac purchases conventional residential mortgages from banks and mortgage bankers. Department 56, a company in the consumer cyclical sector that makes collectibles, and CBS, a company in the consumer staples sector which is one of the nation's largest radio and television broadcasters, were also large contributors to performance.
      Lagging positions in the Fund included Nike, Readers Digest and Motorola. Nike declined on a weak retail environment in the Asian Pacific region and higher inventory levels in the U.S. Readers Digest and Motorola were sold due to fundamental business concerns.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We continue to focus on companies with solid competitive advantages and extremely high financial quality at attractive fundamental valuations. Companies with these characteristics possess the strength and flexibility to weather downturns in the economy and capital markets that should lead to strong relative performance in weak markets and outperformance over a full market cycle.

                              FUND MANAGER'S REVIEW
                           IAI GROWTH AND INCOME FUND

[GRAPH]
VALUE OF $10,000 INVESTMENT+


         IAI GROWTH & INCOME FUND      S&P 500 INDEX
 4/1/88        $ 10,000                  $ 10,000
3/31/89        $ 11,806                  $ 11,790
3/31/90        $ 13,785                  $ 14,036
3/31/91        $ 14,808                  $ 16,058
3/31/92        $ 16,225                  $ 17,831
3/31/93        $ 17,691                  $ 20,553
3/31/94        $ 18,234                  $ 20,849
3/31/95        $ 19,859                  $ 24,099
3/31/96        $ 24,126                  $ 31,845
3/31/97        $ 27,343                  $ 38,194
3/31/98        $ 38,302                  $ 56,572


AVERAGE ANNUAL RETURNS+
THROUGH 3/31/98

                                 1 Year      5 Years     10 Years
-----------------------------------------------------------------

IAI GROWTH AND INCOME FUND       40.06%      16.71%       14.37%
-----------------------------------------------------------------
S&P 500 Index                    48.11%      22.44%       18.92%


+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP TEN HOLDINGS*


                                                                        % of Net Assets
                                                                    ------------------------
Issue                              Sector                           3/31/98          3/31/97
--------------------------------------------------------------------------------------------
Berkshire Hathaway Class A         Producer Manufacturing             4.17            2.39
Federal Home Loan Mortgage
   Corporation                     Financial                          3.79            3.14
CBS                                Producer Manufacturing             3.70              --
SLM Holding                        Financial                          3.25              --
Department 56                      Consumer Durables                  3.19            3.18
Tyco International                 Producer Manufacturing             3.07            2.41
Parametric Technology              Technology Services                3.00              --
Walt Disney                        Consumer Services                  2.99            3.77
Wal-Mart Stores                    Retail Trade                       2.96            2.45
Nabors Industries                  Industrial Services                2.79            1.60
---------------------------------------------------------------------------------------------
TOTAL                                                                32.91           18.94


*  EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS


NOTE TO PRESIDENT'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI GROWTH AND INCOME FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

                              FUND MANAGER'S REVIEW
                                IAI REGIONAL FUND

IAI REGIONAL FUND

[PHOTO]
MARK C. HOONSBEEN,
CFA
IAI REGIONAL FUND MANAGER

TOP FIVE COMMON STOCK
SECTORS
% OF NET ASSETS AS OF 3/31/98

PRODUCER MANUFACTURING   13.2%

FINANCIAL                10.0%

HEALTH TECHNOLOGY         9.6%

CONSUMER DURABLES         7.2%

RETAIL TRADE              6.5%


WHAT IS THE FUND'S OBJECTIVE?

The IAI Regional Fund is designed for investors who seek long-term capital appreciation. It pursues its objective of long-term capital appreciation by investing primarily in equity securities of companies headquartered in Minnesota, Wisconsin, Iowa, Illinois, Nebraska, Montana, North Dakota and South Dakota.

HOW HAS THE FUND PERFORMED?

The IAI Regional Fund gained 31.6% during the year, trailing the S&P 500 Index gain of 48.1%. The Fund has significant exposure to smaller companies within the stock market. Unfortunately, smaller stocks underperformed the large blue chip companies during the year and this detracted from performance. Financial stocks were one of the top performing sectors in the market. While our stock selection within financials was generally good, we were underweighted in the financial sector and this also hurt our relative performance.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

Engineering Animation, which produces animation and graphics products, contributed strongly to the Fund's return. Recovery Engineering, which produces drinking water filtration products, also rose sharply during the year. Two technology companies, ADC Telecommunications and FSI International, were the biggest disappointments during the year.

WERE THERE ANY SIGNIFICANT CHANGES?

We reduced our exposure in the Capital Goods sector and increased our weighting in the financial sector. We recently initiated positions in Norwest, one of the nation's largest banks; Associated Banc Corp., a regional bank holding company; and Household International, a consumer finance company.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

Once again, large stocks led the stock market. Fears over Asia's impact on corporate earnings in America have receded somewhat with most market participants now expecting a much milder impact than what was originally thought. Robust economic growth, low inflation, and corporate profit expansion led the stock market to strong absolute returns.

WHAT IS YOUR OUTLOOK FOR THE FUND?

There is a risk in the marketplace of slower corporate profit growth and higher interest rates. The high quality nature of the companies in which we invest should allow the Fund to deliver good relative returns regardless of the market environment.

                              FUND MANAGER'S REVIEW
                                IAI REGIONAL FUND

VALUE OF $10,000 INVESTMENT+


            IAI Regional Fund        S&P 500 Index
 4/1/89         $ 10,000                $ 10,000
3/31/89         $ 11,863                $ 11,790
3/31/90         $ 14,432                $ 14,036
3/31/91         $ 17,029                $ 16,058
3/31/92         $ 19,205                $ 17,831
3/31/93         $ 20,802                $ 20,553
3/31/94         $ 21,481                $ 20,849
3/31/95         $ 23,703                $ 24,099
3/31/96         $ 30,486                $ 31,845
3/31/97         $ 33,124                $ 38,194
3/31/98         $ 43,575                $ 56,572


AVERAGE ANNUAL RETURNS+
THROUGH 3/31/98
                           1 Year         5 Years         10 Years
---------------------------------------------------------------------

IAI REGIONAL FUND          31.55%         15.94%           15.86%
---------------------------------------------------------------------
S&P 500 Index              48.11%         22.44%           18.92%

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP TEN HOLDINGS*


                                                                          % of Net Assets
                                                                      -------------------------
Issue                              Sector                             3/31/98           3/31/97
-----------------------------------------------------------------------------------------------
Berkshire Hathaway Class A         Producer Manufacturing                2.64             1.45
Newell                             Consumer Durables                     2.60             2.10
Diametrics Medical                 Health Technology                     2.53             0.48
Snap-On                            Consumer Durables                     2.34             2.93
Hormel Foods                       Consumer Non-Durables                 2.24               --
Reliastar Financial                Financial                             2.04             1.64
Sears Roebuck                      Retail Trade                          2.04             1.21
Valspar                            Process Industries                    1.92             1.21
Allstate                           Financial                             1.83             1.35
Vanguard Associates IV (1)         Financial                             1.82             4.82
-----------------------------------------------------------------------------------------------
TOTAL                                                                   22.00            17.19


  * EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS
(1) Denotes Restricted Security which is included in "Other Securities" in the Fund Portfolio.

NOTE TO PRESIDENT'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI REGIONAL FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

                              FUND MANAGER'S REVIEW
                                 IAI VALUE FUND


IAI VALUE FUND

[PHOTO]
DONALD J. HOELTING,
CFA
IAI VALUE FUND MANAGER

TOP FIVE COMMON STOCK
SECTORS
% OF NET ASSETS AS OF 3/31/98

PRODUCER MANUFACTURING   15.9%

CONSUMER DURABLES        13.7%

FINANCIAL                11.4%

INDUSTRIAL SERVICES       6.1%

HEALTH SERVICES           5.3%


WHAT IS THE FUND'S OBJECTIVE?

The IAI Value Fund is designed for investors who seek long-term capital appreciation. It pursues this objective by investing primarily in equity securities believed by management to be under-valued and which are considered to offer unusual opportunities for capital growth.

HOW HAS THE FUND PERFORMED?

The Fund underperformed its benchmark for the year ending March 31, 1998, returning 34.2% versus the Russell 2500 Index at 41.9% and the S&P 500 Index at 48.1%. The best performing sectors included consumer cyclicals, energy and health care. All sectors in the Fund contributed positively to performance.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

The strongest contributors to performance were the consumer cyclical stocks Department 56 and Polaris Industries. Department 56 designs, imports and distributes collectibles while Polaris designs and manufactures personal recreational vehicles, such as snowmobiles and personal watercraft. R&B Falcon, a successful energy sector stock, provides marine contract drilling for the domestic and international oil and gas industry. Performance was also enhanced by the Fund's average 10% weighting in venture securities, or privately held companies in early stages of growth. The Fund's portfolio of venture securities more than doubled in value during the year ended March 31, 1998.
      Lagging positions in the Fund include the following consumer cyclical stocks: Samsonite, Colonial Downs and Dal-Tile. Samsonite declined after announcing the restructuring charges for its Belgium softside luggage manufacturing operations. Colonial Downs was sold after experiencing operational difficulties and disappointing revenues. Dal-Tile experienced difficulties integrating a major acquisition and was subsequently sold.

WERE THERE ANY SIGNIFICANT CHANGES?

Since its fiscal year end of March 31, 1998, the Fund has experiences a significant price increase from an investment in a venture security. To protect existing shareholders from speculators, the Fund has temporarily closed to new purchases on May 12, 1998. It will reopen when the Fund determines it is in the best interest of all existing shareholders.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUNDS PERFORMANCE?

Investors were primarily concerned with the momentum and perceived safety of larger companies than with strict fundamentals. Relative to the benchmark index, the Russell 2500, the Fund is more heavily weighted in smaller capitalized stocks, which detracted from performance.

WHAT IS YOUR OUTLOOK FOR THE FUND?

The stocks of smaller companies show better valuation characteristics than those of large companies. While investors seemed willing to buy large cap companies at rather optimistic valuations in 1997, markets eventually come around to fundamentals. We believe the current IPO market represents good opportunities for high technology companies and that smaller cap stocks, in general, represent a better value than do the large caps at this time and may outperform going forward.

                              FUND MANAGER'S REVIEW
                                 IAI VALUE FUND


VALUE OF $10,000 INVESTMENT+


              IAI Value Fund     Russell 2500 Index   S&P 500 Index
 4/1/88         $ 10,000             $ 10,000           $ 10,000
3/31/89         $ 12,417             $ 11,395           $ 11,790
3/31/90         $ 13,647             $ 12,281           $ 14,036
3/31/91         $ 14,493             $ 13,491           $ 16,058
3/31/92         $ 16,263             $ 16,449           $ 17,831
3/31/93         $ 17,271             $ 19,197           $ 20,553
3/31/94         $ 19,464             $ 20,886           $ 20,849
3/31/95         $ 20,220             $ 22,695           $ 24,099
3/31/96         $ 24,477             $ 29,463           $ 31,845
3/31/97         $ 25,911             $ 32,021           $ 38,194
3/31/98         $ 34,778             $ 45,427           $ 56,572


AVERAGE ANNUAL RETURNS+
THROUGH 3/31/98
                                  1 Year            5 Years           10 Years
------------------------------------------------------------------------------

   IAI VALUE FUND                 34.21%            15.03%             13.27%
------------------------------------------------------------------------------
   Russell 2500 Index             41.86%            18.80%             16.34%
------------------------------------------------------------------------------
   S&P 500 Index                  48.11%            22.44%             18.92%

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP TEN HOLDINGS*


                                                                          % of Net Assets
-------------------------------------------------------------------------------------------------
Issue                            Sector                           3/31/98                 3/31/97
-------------------------------------------------------------------------------------------------
PathNet (1)                     Electronic Technology               5.70                   1.59
Tut Systems (1)                 Electronic Technology               3.93                   1.49
NCI Building Systems            Producer Manufacturing              3.90                     --
Department 56                   Consumer Durables                   3.54                   2.95
R.P. Scherer                    Health Technology                   3.43                   3.52
Sturm, Ruger & Company          Consumer Durables                   3.38                   3.13
Leucadia National               Financial                           3.34                   3.83
United Asset Management         Financial                           3.33                   3.48
Consolidation Capital           Producer Manufacturing              3.19                     --
Holophane                       Producer Manufacturing              3.07                   2.65
-------------------------------------------------------------------------------------------------
TOTAL                                                              36.81                  22.64

  * EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS
(1) Denotes Restricted Security which is included in "Other Securities" in the Fund Portfolio.


NOTE TO PRESIDENT'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI VALUE FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

                                 FUND PORTFOLIO
                           IAI GROWTH AND INCOME FUND


                                 MARCH 31, 1998
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)


COMMON STOCKS  92.4%
                                                                        Market
                                                     Quantity          Value (a)
--------------------------------------------------------------------------------
CONSUMER DURABLES - 17.2%
Bandag                                                28,000          $1,650,250
Callaway Golf                                         59,200           1,716,800
Department 56 (b)                                     81,100           3,081,800
Eastman Kodak                                         23,600           1,531,050
Harley-Davidson                                       72,100           2,379,300
Mattel                                                43,800           1,735,574
Polaris Industries                                    54,300           2,009,100
Sturm, Ruger & Company                               128,000           2,640,000
--------------------------------------------------------------------------------
                                                                      16,743,874
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 11.6%
800 - JR Cigar (b)                                    87,000           1,740,000
Coca-Cola                                             27,500           2,129,531
Gillette                                              15,900           1,887,131
Nike Class B                                          42,000           1,858,500
Philip Morris                                         62,300           2,597,131
UST                                                   33,600           1,083,600
--------------------------------------------------------------------------------
                                                                      11,295,893
--------------------------------------------------------------------------------
CONSUMER SERVICES - 3.0%
Walt Disney                                           27,100           2,892,925
--------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 3.3%
3Com (b)                                              33,800           1,214,688
Intel                                                 25,800           2,014,012
--------------------------------------------------------------------------------
                                                                       3,228,700
--------------------------------------------------------------------------------
ENERGY MINERALS - 3.8%
British Petroleum ADR                                 19,099           1,643,708
Exxon                                                 30,200           2,042,275
--------------------------------------------------------------------------------
                                                                       3,685,983
--------------------------------------------------------------------------------
FINANCIAL - 17.1%
American Express                                      25,900           2,377,944
Federal Home Loan Mortgage
   Corporation                                        77,300           3,666,919
Leucadia National                                     40,700           1,602,563
Norwest                                               54,600           2,269,313
PMI Group                                             16,800           1,356,600
SLM Holding                                           72,050           3,143,181
United Asset Management                               76,500           2,084,624
--------------------------------------------------------------------------------
                                                                      16,501,144
--------------------------------------------------------------------------------

                                                                        Market
                                                     Quantity          Value (a)
--------------------------------------------------------------------------------
HEALTH SERVICES - 2.5%
First Health Group (b)                                44,800          $2,430,400
--------------------------------------------------------------------------------
HEALTH TECHNOLOGY - 7.9%
Pfizer                                                24,900           2,482,219
R.P. Scherer (b)                                      24,000           1,620,000
SmithKline Beecham ADR                                40,358           2,524,897
Symphonix Devices (b)                                 58,300             983,813
--------------------------------------------------------------------------------
                                                                       7,610,929
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 2.8%
Nabors Industries                                    113,900           2,698,006
--------------------------------------------------------------------------------
NON-ENERGY MINERALS - 1.5%
Nucor (b)                                             26,900           1,464,369
--------------------------------------------------------------------------------
PROCESS INDUSTRIES - 1.9%
Schweitzer-Mauduit International                      52,400           1,807,800
--------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 13.7%
Berkshire Hathaway Class A (b)                            60           4,032,000
CBS                                                  105,600           3,583,800
General Electric                                      18,800           1,620,325
Nordson                                               20,300           1,012,463
Tyco International                                    54,400           2,971,600
--------------------------------------------------------------------------------
                                                                      13,220,188
--------------------------------------------------------------------------------
RETAIL TRADE - 3.0%
Wal-Mart Stores                                       56,300           2,860,744
--------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 3.1%
Parametric Technology (b)                             87,200           2,904,850
Racotek (b)                                           29,487              93,990
--------------------------------------------------------------------------------
                                                                       2,998,840
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $56,693,139) ..............................                   $89,439,795
--------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                                 FUND PORTFOLIO
                           IAI GROWTH AND INCOME FUND


                                 MARCH 31, 1998

OTHER SECURITIES - 3.3%
                                                                        Market
                                                   Quantity (c)        Value (a)
--------------------------------------------------------------------------------
COMMON STOCKS - 0.4%
Advanced Recognition
   Technologies (b)                                    2,109          $    1,242
GalaGen (b) (d)                                       54,168              79,248
MatrixOne Class A (b)                                 12,243              71,009
Oren (b)                                                  24                   5
PACE Health
   Management Systems (b) (d)                        121,220              34,063
Surmodics (b)                                         26,668             215,343
--------------------------------------------------------------------------------
                                                                         400,910
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 0.9%
Advanced Recognition
   Technologies Series A (b)                          19,119              11,255
Advanced Recognition
   Technologies Series B (b)                          74,871              44,077
Advanced Recognition
   Technologies Series C (b)                           8,005               4,713
MatrixOne Series D (b)                                14,964              86,791
Myriad Ultrasound Systems
    Series A (b)                                      13,068              16,531
Myriad Ultrasound Systems
    Series B (b)                                      14,491              18,331
Myriad Ultrasound Systems
    Series C (b)                                      14,351              18,154
Oren Series I (b)                                        132                 211
Oren Series K (b)                                        220                 352
Oren Series L (b)                                        256                 307
ServiceSoft Series F (b)                               5,413               6,928
Tut Systems Series D (b) (d)                         222,222             666,666
--------------------------------------------------------------------------------
                                                                         874,316
--------------------------------------------------------------------------------

                                                   Ownership            Market
                                                  Percentage (c)       Value (a)
--------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 2.0%
Alta Berkeley III, foreign (b)                          1.78%         $  354,100
Ampersand Specialty
   Materials & Chemicals II (b)                         1.82             583,712
Broad Street Investment Fund I (b)                      0.29             196,290
South Street Corporate Recovery
    Fund I (b)                                          1.44              74,502
Vanguard Associates II (b)                              3.72             114,327
Vanguard Associates III (b)                             6.55             623,545
--------------------------------------------------------------------------------
                                                                       1,946,476
--------------------------------------------------------------------------------

                                                                        Market
                                                   Quantity (c)        Value (a)
--------------------------------------------------------------------------------
CALL OPTIONS - 0.0%
GalaGen, $3.69, 05/22/98 (d)                           1,625                --
--------------------------------------------------------------------------------
WARRANTS - 0.0%
Myriad Ultrasound Systems
   03/06/99                                            1,577                --
Myriad Ultrasound Systems
   06/15/99                                              457                --
--------------------------------------------------------------------------------
                                                                              --
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $2,825,691) ...............................                   $ 3,221,702
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $59,518,830) ..............................                   $92,661,497
--------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                                 FUND PORTFOLIO
                           IAI GROWTH AND INCOME FUND


                                 MARCH 31, 1998

SHORT-TERM SECURITIES - 4.2%


                                                                              Principal       Market
                                                         Rate     Maturity      Amount       Value (a)
------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.2%
Federal Home Loan Bank (DISCOUNT NOTE)                   5.90%    04/01/98   $  545,000   $    545,000
Federal Home Loan Mortgage
     Corporation (DISCOUNT NOTE)                         5.45     04/03/98    3,500,000      3,498,941
------------------------------------------------------------------------------------------------------
                                                                                             4,043,941
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $4,043,941)........................................................................$  4,043,941
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(COST: $63,562,771) (e)...................................................................$ 96,705,438
------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) - 0.1%
   .......................................................................................$     48,651
------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS
   .......................................................................................$ 96,754,089
------------------------------------------------------------------------------------------------------


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                                 FUND PORTFOLIO
                                IAI REGIONAL FUND


                                 MARCH 31, 1998
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)



COMMON STOCKS - 87.4%
                                                                        Market
                                                     Quantity          Value (a)
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 4.1%
Bell & Howell (b)                                    122,700          $3,366,581
G & K Services Class A                                36,400           1,597,050
Galileo International                                158,200           6,140,138
HA-LO Industries                                     115,500           4,035,281
R.R. Donnelley                                        81,400           3,342,488
Wallace Computer Services                             66,100           2,288,713
--------------------------------------------------------------------------------
                                                                      20,770,251
--------------------------------------------------------------------------------
CONSUMER DURABLES - 7.2%
Excelsior-Henderson
    Motorcycle Manufacturing (b)                     290,000           2,247,500
ITI Technologies (b)                                 357,500           9,295,000
Newell                                               273,500          13,247,656
Snap-On                                              261,800          11,944,625
--------------------------------------------------------------------------------
                                                                      36,734,781
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 6.0%
Fort James                                            58,700           2,689,194
General Mills                                        113,800           8,648,800
Hormel Foods                                         294,300          11,422,518
Sara Lee                                             130,700           8,054,388
--------------------------------------------------------------------------------
                                                                      30,814,900
--------------------------------------------------------------------------------
CONSUMER SERVICES - 1.2%
Lodgenet Entertainment (b)                           529,000           6,166,156
--------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 5.3%
ACI Telecentrics (b)                                 233,000             466,000
Advanced Fibre Communications (b)                    109,064           3,967,203
Aetrium (b) (d)                                      473,500           6,865,750
Andrew (b)                                            91,500           1,812,844
FSI International (b)                                628,800           6,916,800
Norstan (b)                                          147,700           3,655,575
Sheldahl (b)                                         292,000           3,248,500
--------------------------------------------------------------------------------
                                                                      26,932,672
--------------------------------------------------------------------------------
ENERGY MINERALS - 1.4%
Amoco                                                 84,100           7,264,138
--------------------------------------------------------------------------------

                                                                        Market
                                                     Quantity          Value (a)
--------------------------------------------------------------------------------
FINANCIAL - 10.0%
Allstate                                             101,500          $9,331,655
Associated Banc-Corp                                  43,300           2,335,494
First Alliance (b)                                   426,900           6,696,994
Household International                               11,900           1,639,225
LifeUSA Holding (b)                                  367,000           5,619,688
MMI Companies                                        101,500           2,442,344
Norwest                                              118,200           4,912,688
ReliaStar Financial                                  226,100          10,414,730
St. Paul Companies                                    60,300           5,374,238
TCF Financial                                         70,500           2,392,594
--------------------------------------------------------------------------------
                                                                      51,159,650
--------------------------------------------------------------------------------
HEALTH SERVICES - 4.5%
Brookdale Living Communities (b)                     145,000           3,661,250
First Health Group (b)                               111,000           6,021,750
Patterson Dental (b)                                 254,650           7,894,150
United Healthcare                                     87,100           5,639,725
--------------------------------------------------------------------------------
                                                                      23,216,875
--------------------------------------------------------------------------------
HEALTH TECHNOLOGY - 9.6%
Abbott Laboratories                                  110,300           8,306,969
Baxter International                                  95,000           5,236,875
CardioGenesis (b)                                    594,793           4,163,551
Cerus (b)                                            105,800           1,745,700
CIMA Labs (b)                                        471,000           2,340,281
Diametrics Medical (b)                             1,609,300          12,874,400
Mentor                                                10,000             276,250
Northfield Laboratories (b)                          615,800           6,158,000
Possis Medical (b)                                   296,200           4,729,944
Symphonix Devices (b)                                 70,000           1,181,250
Urologix (b)                                         206,663           1,918,091
--------------------------------------------------------------------------------
                                                                      48,931,311
--------------------------------------------------------------------------------
PROCESS INDUSTRIES - 4.6%
AptarGroup                                            64,200           3,856,013
Bemis                                                157,000           7,084,625
Northland Cranberries Class A                        158,500           2,496,375
Valspar                                              248,800           9,765,400
--------------------------------------------------------------------------------
                                                                      23,202,413
--------------------------------------------------------------------------------


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                                 FUND PORTFOLIO
                                IAI REGIONAL FUND


                                 MARCH 31, 1998

COMMON STOCKS (CONT.)
                                                                        Market
                                                     Quantity          Value (a)
--------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 13.2%
ABC Rail Products (b) (d)                            484,400          $8,658,650
Berkshire Hathaway Class A (b)                           200          13,440,000
HON Industries                                       201,800           7,416,150
IDEX                                                 201,800           7,340,475
Illinois Tool Works                                   99,500           6,442,625
Pentair                                              153,700           6,878,075
Rayovac (b)                                          210,000           4,948,125
Recovery Engineering (b) (d)                         235,100           6,935,450
Zebra Technologies Class A (b)                       130,100           5,008,850
--------------------------------------------------------------------------------
                                                                      67,068,400
--------------------------------------------------------------------------------
RETAIL TRADE - 6.5%
Casey's General Stores                               149,600           2,393,600
Dayton Hudson                                         53,000           4,664,000
Lands' End (b)                                       144,300           5,321,063
Sears, Roebuck & Co.                                 180,700          10,378,955
Video Update Class A (b)                           1,336,600           4,594,563
Walgreen                                             163,000           5,735,563
--------------------------------------------------------------------------------
                                                                      33,087,744
--------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 5.2%
Anicom (b)                                           342,992           4,887,635
Engineering Animation (b)                            162,500           6,743,750
Platinum Technology (b)                              308,800           7,951,600
Racotek (b)                                           27,893              88,909
Richardson Electronics                               255,600           3,418,650
Secure Computing (b)                                 237,900           3,181,913
--------------------------------------------------------------------------------
                                                                      26,272,457
--------------------------------------------------------------------------------
TRANSPORTATION - 2.6%
C.H. Robinson Worldwide                              248,100           6,450,600
Hub Group Class A (b)                                 81,500           2,276,905
Illinois Central Series A                              4,320             169,830
USFreightways                                        118,700           4,273,200
--------------------------------------------------------------------------------
                                                                      13,170,535
--------------------------------------------------------------------------------

                                                                        Market
                                                     Quantity          Value (a)
--------------------------------------------------------------------------------
UTILITIES - 6.0%
Ameritech                                            186,000          $9,195,374
Minnesota Power & Light                               66,000           2,805,000
Montana Power                                        155,400           5,604,113
Northern States Power                                117,000           6,903,000
Unicom                                                86,000           3,010,000
Wisconsin Energy                                      92,200           2,829,388
--------------------------------------------------------------------------------
                                                                      30,346,875
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $341,653,562) .............................                  $445,139,158
--------------------------------------------------------------------------------

OTHER SECURITIES - 6.7%

                                                                        Market
                                                     Quantity (c)      Value (a)
--------------------------------------------------------------------------------
COMMON STOCKS - 0.4%
AccessLine Technologies
   Class A (b)                                        41,666          $   62,499
Advanced Recognition
   Technologies (b)                                    2,315               1,363
Anglo Chinese Investment
   Company, foreign (b) (d)                            1,600             251,908
BEI Medical (b)                                        3,596              14,093
GalaGen (b) (d)                                      291,733             426,805
NEI Webworld (b)                                     134,703             335,949
Oren (b)                                                  27                   5
PACE Health
    Management Systems (b) (d)                       340,705              94,717
Pacific Monolithics (b)                                9,865               5,919
Soane BioSciences (b)                                  4,383                 701
Surmodics (b)                                        138,080           1,114,996
--------------------------------------------------------------------------------
                                                                       2,308,955
--------------------------------------------------------------------------------


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                                 FUND PORTFOLIO
                                IAI REGIONAL FUND


                                 MARCH 31, 1998

OTHER SECURITIES (CONT.)

                                                                        Market
                                                     Quantity (c)      Value (a)
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 1.0%
AccessLine Technologies
    Series A (b)                                      71,420          $  107,130
Advanced Recognition
   Technologies Series A (b)                          20,985              12,354
Advanced Recognition
   Technologies Series B (b)                          82,181              48,380
Advanced Recognition
   Technologies Series C (b)                           8,787               5,173
Intellon Series A (b)                                600,000           1,116,000
Intellon Series B (b)                                192,921             358,833
Myriad Ultrasound
    Systems Series A (b)                              14,344              18,145
Myriad Ultrasound
    Systems Series B (b)                              15,905              20,120
Myriad Ultrasound
    Systems Series C (b)                              15,752              19,926
Oren Series I (b)                                        145                 232
Oren Series K (b)                                        242                 387
Oren Series L (b)                                        281                 337
PACE Health Management
   Systems Series A (b) (d)                          125,000              62,500
ServiceSoft Series F (b)                               5,941               7,605
Tut Systems Series D (b) (d)                         478,416           1,435,248
Tut Systems Series E (b) (d)                         217,391             652,173
Tut Systems Series F (b) (d)                         260,000             780,000
Tut Systems Series G (b) (d)                          78,980             236,940
--------------------------------------------------------------------------------
                                                                       4,881,483
--------------------------------------------------------------------------------

                                                     Ownership           Market
                                                   Percentage (c)      Value (a)
--------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 5.3%
Agio Capital Partners I (b)                            10.66%         $  675,000
Alta Berkeley III, foreign (b)                          3.55             708,219
Ampersand Specialty
   Materials & Chemicals II (b)                         2.72             875,552
Anglo Chinese Selections (b)                            2.80             649,000
Conrad/Collins Merchant
   Banking Fund (b)                                     8.45             278,815
Greenwich Street
   Capital Partners (b)                                 3.00           8,678,594
Pathfinder Venture
   Capital Fund III (b)                                 3.99           1,107,890
South Street Corporate
   Recovery Fund I (b)                                  3.08             158,102
South Street Leveraged
   Corporate Recovery Fund I (b)                        3.85              66,544
Spectrum Equity Investors (b)                           2.76           3,834,594
Spell Capital Partners (b)                              4.00              20,000
Vanguard Associates II (b)                              3.72             114,327
Vanguard Associates III (b)                             6.20             621,979
Vanguard Associates IV (b)                              9.44           9,276,049
--------------------------------------------------------------------------------
                                                                      27,064,665
--------------------------------------------------------------------------------

                                        Principal                Market
     Rate             Maturity          Amount (c)             Value (a)
------------------------------------------------------------------------
CONVERTIBLE DEBENTURES - 0.0%

Air Communications Series B (b) (d)
    10.00%            02/28/97          $ 258,332                  --
------------------------------------------------------------------------


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                                 FUND PORTFOLIO
                                IAI REGIONAL FUND


                                 MARCH 31, 1998

OTHER SECURITIES (CONT.)
                                                                        Market
                                                     Quantity (c)      Value (a)
--------------------------------------------------------------------------------
CALL OPTIONS - 0.0%
GalaGen, $3.69, 05/22/98 (d)                           6,500          $     --
GalaGen, $11.07, 03/27/01 (d)                            541                --
--------------------------------------------------------------------------------
                                                                              --
--------------------------------------------------------------------------------
WARRANTS - 0.0%
AccessLine Technologies,
   $0.01, 06/03/99                                    10,713                --
GalaGen, $11.07, 06/16/99 (d)                          5,687                --
GalaGen, $11.07, 03/24/00 (d)                          2,256                --
GalaGen, $11.07, 07/09/00 (d)                          1,805                --
GalaGen, $7.00, 01/29/01 (d)                           7,500                --
Intellon, $2.50, 03/23/99                             90,000                --
Myriad Ultrasound Systems
   03/06/99                                            1,731                --

                                                                        Market
                                                     Quantity (c)      Value (a)
--------------------------------------------------------------------------------
Myriad Ultrasound Systems
   06/15/99                                              501          $     --
PACE Health Management
   Systems, $4.12, 01/31/00 (d)                       21,820                --
PACE Health Management
   Systems, $0.50, 07/07/02 (d)                      125,000                --
PACE Health Management
   Systems, $3.00, 08/31/05 (d)                       35,000                --
--------------------------------------------------------------------------------
                                                                            --
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $22,267,742) ..............................                   $34,255,103
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN LONG-TERM
Securities
(COST: $363,921,304) .............................                  $479,394,261
--------------------------------------------------------------------------------


SHORT-TERM SECURITIES - 5.4%

                                                                               Principal      Market
                                                         Rate     Maturity      Amount       Value (a)
------------------------------------------------------------------------------------------------------
U.S. Government & Government Agency Obligations - 5.4%
Federal National Mortgage
    Association (discount note)                          5.90%    04/01/98   $25,835,000   $25,835,000
U.S. Treasury Bill                                       5.10     04/23/98    1,500,000      1,495,110
------------------------------------------------------------------------------------------------------
                                                                                            27,330,110
------------------------------------------------------------------------------------------------------
Total Investments in Short-Term Securities
(COST: $27,330,449) .................................................................... $  27,330,110
------------------------------------------------------------------------------------------------------
Total Investments in Securities
(COST: $391,251,753) (e) ............................................................... $ 506,724,371
------------------------------------------------------------------------------------------------------
Other Assets and Liabilities (Net) 0.5%
          .............................................................................. $   2,831,582
------------------------------------------------------------------------------------------------------
Total Net Assets
          .............................................................................. $ 509,555,953
------------------------------------------------------------------------------------------------------


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                                 FUND PORTFOLIO
                                 IAI VALUE FUND


                                 MARCH 31, 1998

          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 78.9%
                                                                         Market
                                                     Quantity          Value (a)
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 4.2%
M/A/R/C                                               22,350          $  333,853
Scientific Games (b)                                  37,700             789,344
--------------------------------------------------------------------------------
                                                                       1,123,197
--------------------------------------------------------------------------------
CONSUMER DURABLES - 13.7%
Bandag                                                11,400             671,888
Department 56 (b)                                     24,900             946,200
Polaris Industries                                    20,300             751,100
Samsonite (b)                                         13,600             399,500
Sturm, Ruger & Company                                43,800             903,375
--------------------------------------------------------------------------------
                                                                       3,672,063
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 4.8%
800 - JR Cigar (b)                                    35,900             718,000
Swisher International Class A (b)                     43,400             564,200
--------------------------------------------------------------------------------
                                                                       1,282,200
--------------------------------------------------------------------------------
FINANCIAL - 11.4%
Friedman, Billings, Ramsey
    Group Class A (b)                                 40,700             681,725
Leucadia National                                     22,700             893,812
LifeUSA Holding (b)                                   37,832             579,303
United Asset Management                               32,700             891,075
--------------------------------------------------------------------------------
                                                                       3,045,915
--------------------------------------------------------------------------------
HEALTH SERVICES - 5.3%
First Health Group (b)                                12,800             694,400
Trigon Health Care (b)                                24,100             724,506
--------------------------------------------------------------------------------
                                                                       1,418,906
--------------------------------------------------------------------------------
HEALTH TECHNOLOGY - 3.4%
R.P. Scherer (b)                                      13,600             918,000
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 6.1%
Nabors Industries (b)                                 19,000             450,062
Petroleum Geo-Services ADR (b)                        11,000             653,125
R&B Falcon (b)                                        17,300             512,513
--------------------------------------------------------------------------------
                                                                       1,615,700
--------------------------------------------------------------------------------
NON-ENERGY MINERALS - 2.6%
Nucor                                                 12,900             702,243
--------------------------------------------------------------------------------

                                                                         Market
                                                     Quantity          Value (a)
--------------------------------------------------------------------------------
PROCESS INDUSTRIES - 2.6%
Schweitzer-Mauduit International                      20,300          $  700,350
--------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 15.9%
CompX International Class A (b)                       12,000             280,500
Consolidation Capital (b)                             33,900             851,738
Holophane (b)                                         34,200             820,800
NCI Building Systems (b)                              21,500           1,042,750
Nordson                                               15,400             768,075
Rayovac                                               21,000             494,813
--------------------------------------------------------------------------------
                                                                       4,258,676
--------------------------------------------------------------------------------
RETAIL TRADE - 4.2%
Pizza Inn                                            136,200             736,331
SkyMall (b)                                           85,600             374,500
--------------------------------------------------------------------------------
                                                                       1,110,831
--------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 4.7%
Audre Recognition Systems (b)                      1,365,350               1,365
Black Box (b)                                         18,500             682,188
Phoenix International (b)                             23,500             540,500
Racotek (b)                                            6,375              20,320
--------------------------------------------------------------------------------
                                                                       1,244,373
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $18,203,461) ..............................                   $21,092,454
--------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                                 FUND PORTFOLIO
                                 IAI VALUE FUND


                                 MARCH 31, 1998


OTHER SECURITIES - 17.4%

                                                                        Market
                                                   Quantity (c)        Value (a)
--------------------------------------------------------------------------------
COMMON STOCKS - 3.5%
Advanced Recognition
    Technologies (b)                                     720          $      424
NEI Webworld (b)                                     134,703             335,949
Oren (b)                                                   8                   2
Pacific Monolithics (b)                                9,865               5,919
Surmodics (b)                                         74,080             598,196
--------------------------------------------------------------------------------
                                                                         940,490
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 11.2%
Advanced Recognition
   Technologies Series A (b)                           6,529               3,844
Advanced Recognition
   Technologies Series B (b)                          25,569              15,052
Advanced Recognition
   Technologies Series C (b)                           2,734               1,610
Intellon Series A (b)                                200,000             372,000
Myriad Ultrasound
   Systems Series A (b)                                4,463               5,646
Myriad Ultrasound
   Systems Series B (b)                                4,949               6,260
Myriad Ultrasound
   Systems Series C (b)                                4,901               6,200
Oren Series I (b)                                         45                  72
Oren Series K (b)                                         75                 120
Oren Series L (b)                                         87                 104
PathNet Series A (b)                                 100,000           1,064,000
PathNet Series B (b)                                  43,153             459,148
ServiceSoft Series F (b)                               1,849               2,366
Tut Systems Series D (b) (d)                         350,319           1,050,957
--------------------------------------------------------------------------------
                                                                       2,987,379
--------------------------------------------------------------------------------

                                                     Ownership           Market
                                                   Percentage (c)      Value (a)
--------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 2.7%
Ampersand Specialty
   Materials & Chemicals II (b)                         0.91%         $  291,858
Conrad/Collins Merchant Banking
    Fund (b)                                            8.45             278,813
South Street Leveraged
   Corporate Recovery Fund I (b)                        1.10              19,013
Vanguard Associates III (b)                             1.42             138,394
--------------------------------------------------------------------------------
                                                                         728,078
--------------------------------------------------------------------------------

                                                                        Market
                                                   Quantity (c)        Value (a)
--------------------------------------------------------------------------------
WARRANTS - 0.0%
Intellon, $2.50, 03/23/99                             30,000                --
Myriad Ultrasound
   Systems 03/06/99                                      538                --
Myriad Ultrasound
   Systems 06/15/99                                      156                --
--------------------------------------------------------------------------------
                                                                            --
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $1,637,870) ...............................                    $4,655,947
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN LONG-TERM
Securities
(COST: $19,841,331) ..............................                   $25,748,401
--------------------------------------------------------------------------------


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                                 FUND PORTFOLIO
                                 IAI VALUE FUND

                                 MARCH 31, 1998

SHORT-TERM SECURITIES - 3.7%


                                                                               Principal      Market
                                                         Rate     Maturity      Amount       Value (a)
------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS - 3.7%
Federal Home Loan Bank (DISCOUNT NOTE)                   5.45%    04/03/98   $  500,000     $  499,849
Federal National Mortgage Association (DISCOUNT NOTE)    5.90     04/01/98      390,000        390,000
U.S. Treasury Bill                                       5.10     04/23/98      100,000         99,674
------------------------------------------------------------------------------------------------------
                                                                                               989,523
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $989,545) ..........................................................................$   989,523
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(COST: $20,830,876) (e) ...................................................................$26,737,924
------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) - 0.0%
          .................................................................................$     1,201
------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS
          .................................................................................$26,739,125
------------------------------------------------------------------------------------------------------




              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                                 MARCH 31, 1998


                                       (a)

Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)

Currently non-income producing security.

                                       (c)

Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public. For each restricted security issue held at March 31, 1998, the Fund held no unrestricted securities of the same issuer as of either the date the purchase price was agreed to or the date the Fund first obtained an enforceable right to obtain the securities. Information concerning each restricted security held at March 31, 1998 is shown on pages 22-26.

                                      (d)

Investment represents five percent or more of the outstanding voting securities of the issuer, and is therefore an affiliate, as defined in the Investment Company Act of 1940, at March 31, 1998. A summary of transactions during the period with affiliated issuers of the Funds follows: March 31, 1998

                  IAI GROWTH AND INCOME FUND AFFILIATED ISSUERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                       PURCHASES                        SALES              REALIZED      INVESTMENT
                                                 ----------------------------------------------------
 ISSUER                                          QUANTITY        COST          QUANTITY      PROCEEDS     GAIN (LOSS)      INCOME
-----------------------------------------------------------------------------------------------------------------------------------
  GalaGen Options 05/22/98                           325     $     --             --       $     --       $     --       $   --


                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                                 MARCH 31, 1998



                      IAI REGIONAL FUND AFFILIATED ISSUERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                       PURCHASES                        SALES              REALIZED      INVESTMENT
                                                 ----------------------------------------------------
 ISSUER                                          QUANTITY        COST          QUANTITY      PROCEEDS     GAIN (LOSS)      INCOME
-----------------------------------------------------------------------------------------------------------------------------------
IAI Regional Fund Affiliated Issuers
  ABC Rail Products                               31,100     $  593,589         83,400     $1,730,011     $    18,911    $   --
  Aetrium                                         41,000     $  961,450        122,500     $2,010,219     $   174,529    $   --
  *Cardio Genesis                                   --       $     --           15,000     $  118,608     $    82,016    $   --
  *First Alliance+                                22,400     $  639,748         11,400     $  186,669     $    44,799    $   --
  Galagen Options 05/22/98                         1,300     $     --             --       $     --       $     --       $   --
  Galagen Options 03/27/01                           271     $     --             --       $     --       $     --       $   --
  *ITI Technologies                               19,500     $  519,189        156,000     $2,521,264     $(1,277,828)   $   --
  PACE Health Management
    Systems Warrants 07/07/02                    125,000     $     --             --       $     --       $     --       $   --
  PACE Health Management
   Systems Series A PFD                          125,000     $  125,000           --       $     --       $     --       $   --
  Recovery Engineering                            21,900     $  614,475        131,800     $3,873,598     $ 2,020,959    $   --
  *Secure Computing                              123,800     $1,350,458        346,900     $3,616,410     $(6,601,282)   $   --
  Seurat Analytical
   Series B PFD                                     --       $     --          114,973     $    1,762     $  (228,852)   $   --
  Seurat Analytical
   Series C PFD                                     --       $     --           37,414     $      587     $  (299,034)   $   --
  Seurat Analytical
   Class B                                          --       $     --           35,102     $      560     $       560    $   --
  Tut Systems Series G PFD                        78,980     $  236,940           --       $     --       $      --      $
  VasoMedx
   Series A PFD                                     --       $     --          500,000     $     --       $  (250,000)   $   --
  VasoMedx
   Series B PFD                                     --       $     --           39,599     $     --       $  (675,872)   $   --
  VasoMedx
   Series C Convertible Note                        --       $     --          113,000     $     --       $  (113,000)   $   --
  *Video Update Class A                          651,600     $2,778,073           --       $     --       $      --      $   --



+3 FOR 2 STOCK SPLIT OCCURRED ON 11/03/97. RECEIVED 143,900 ADDITIONAL SHARES. *SECURITIES THAT WERE AFFILIATED DURING THE TWELVE MONTH PERIOD ENDING ON 3/31/98 BUT NOT AT 3/31/98.

                                       (e)

At March 31, 1998, the cost of securities for federal in come tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:


                                      IAI GROWTH AND INCOME FUND         IAI REGIONAL FUND              IAI VALUE FUND
                              ----------------------------------------------------------------------------------------
Cost for federal tax purposes                $  64,589,675                 $ 398,383,761                 $  21,079,564
                              ----------------------------------------------------------------------------------------

Gross unrealized appreciation                $  34,395,527                 $ 127,029,994                 $   7,609,245
Gross unrealized depreciation                   (2,279,764)                  (18,689,384)                   (1,950,885)
                              ----------------------------------------------------------------------------------------
Net unrealized appreciation                  $  32,115,763                 $ 108,340,610                 $   5,658,360
                              ----------------------------------------------------------------------------------------


                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


                                 MARCH 31, 1998

RESTRICTED SECURITIES
IAI GROWTH AND INCOME FUND

COMMON STOCKS



Security                              Acquisition Date               Cost
--------------------------------------------------------------------------
Advanced Recognition
   Technologies                           06/16/97           $          47
GalaGen                                   02/26/93                 300,000
                                          11/29/93                 150,031
MatrixOne Class A                         10/20/88                 139,353
                                          09/29/92                   1,545
Oren                                      06/16/97                       5
PACE Health
   Management Systems                     01/11/94                 499,996
Surmodics                                 12/28/90                 100,005

CONVERTIBLE PREFERRED STOCKS

Security                              Acquisition Date               Cost
--------------------------------------------------------------------------
Advanced Recognition
   Technologies Series A                  06/16/97           $       7,208
Advanced Recognition
   Technologies Series B                  06/16/97                  14,845
Advanced Recognition
   Technologies Series C                  06/16/97                   4,713
MatrixOne Series D                        10/20/88                 179,842
Myriad Ultrasound Systems
   Series A                               06/16/97                   6,743
Myriad Ultrasound Systems
   Series B                               06/16/97                  16,375
Myriad Ultrasound Systems
   Series C                               06/16/97                  18,154
Oren Series I                             06/16/97                     211
Oren Series K                             06/16/97                     352
Oren Series L                             06/16/97                     307
ServiceSoft Series F                      06/16/97                  52,494
Tut Systems Series D                      02/17/94                 200,147

LIMITED PARTNERSHIPS

Security                              Acquisition Date               Cost
--------------------------------------------------------------------------
Alta Berkeley III, foreign                09/25/96           $      46,010
                                          06/06/97                  23,135
                                          11/05/97                  23,396
Ampersand Specialty Materials
   & Chemicals II                         12/05/96                  28,848
                                          03/05/98                 100,000
Broad Street Investment
   Fund I                                 05/08/91                  12,408
South Street Corporate
   Recovery Fund I                        10/03/95                      --
Vanguard Associates II                    12/10/84                  89,887
                                          10/31/86                 138,197
Vanguard Associates III                   02/28/91                  26,809
                                          01/10/92                 305,250
                                          01/11/93                 305,250
                                          09/30/93                  34,128
CALL OPTIONS

Security                              Acquisition Date               Cost
--------------------------------------------------------------------------
GalaGen 05/22/98                          03/24/94           $          --
                                          02/22/95                      --
                                          02/22/96                      --
                                          02/22/97                      --
                                          02/23/98                      --
WARRANTS

Security                              Acquisition Date               Cost
--------------------------------------------------------------------------
Myriad Ultrasound Systems
   03/06/99                               10/15/96           $          --
Myriad Ultrasound Systems
   06/15/99                               10/15/96                      --

                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


                                 MARCH 31, 1998

RESTRICTED SECURITIES
IAI REGIONAL FUND

COMMON STOCKS

Security                              Acquisition Date               Cost
--------------------------------------------------------------------------
AccessLine Technologies
   Class A                                06/30/94           $     209,009
Advanced Recognition
   Technologies                           06/16/97                      52
Anglo Chinese Investment
   Company, foreign                       12/27/90                 157,263
                                          02/07/94                 343,001
                                          02/09/94                   6,311
BEI Medical                               02/05/96                  19,694
GalaGen                                   02/26/93               1,200,000
                                          11/29/93                 200,126
                                          06/17/94                 351,839
                                          03/22/95                 133,236
                                          07/07/95                 104,684
                                          12/14/95                 125,002
NEI Webworld                              02/28/94                  50,298
Oren                                      06/16/97                       5
PACE Health
   Management Systems                     01/11/94                 750,000
                                          01/31/95                 201,525
                                          04/27/95                 150,625
                                          06/20/95                  75,000
                                          09/17/96                 212,502
Pacific Monolithics                       04/24/85                  24,999
                                          08/06/85                  75,000
                                          08/19/86                  47,989
Soane BioSciences                         12/31/97                      --
Surmodics                                 05/08/89                 250,020
                                          12/28/90                 240,000

CONVERTIBLE PREFERRED STOCKS

Security                              Acquisition Date               Cost
--------------------------------------------------------------------------
AccessLine Technologies
   Series A                               06/03/94           $     499,940
Advanced Recognition
   Technologies Series A                  06/16/97                   7,912
Advanced Recognition
   Technologies Series B                  06/16/97                  16,294
Advanced Recognition
   Technologies Series C                  06/16/97                   5,173
Intellon Series A                         03/24/94                 600,489
Intellon Series B                         04/03/96                 358,892
Myriad Ultrasound Systems
   Series A                               06/16/97                   7,403
Myriad Ultrasound Systems
   Series B                               06/16/97                  17,973
Myriad Ultrasound Systems
   Series C                               06/16/97                  19,926
Oren Series I                             06/16/97                     231
Oren Series K                             06/16/97                     387
Oren Series L                             06/16/97                     337
PACE Health Management
   Systems Series A                       02/19/98                 125,000
ServiceSoft Series F                      06/16/97                  57,621
Tut Systems Series D                      02/17/94                 400,293
                                          04/08/94                  30,575
Tut Systems Series E                      12/21/94                 250,563
Tut Systems Series F                      07/30/96                 325,095
Tut Systems Series G                      12/16/97                 236,940

                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


                                 MARCH 31, 1998

RESTRICTED SECURITIES
IAI REGIONAL FUND (CONT.)


LIMITED PARTNERSHIPS

Security                              Acquisition Date               Cost
--------------------------------------------------------------------------
Agio Capital Partners I                   01/26/96           $      75,000
                                          01/03/97                 300,000
                                          10/15/97                 300,000
Alta Berkeley III, foreign                09/25/96                  92,022
                                          06/06/97                  46,273
                                          11/05/97                  46,793
Ampersand Specialty
   Materials & Chemicals II               12/05/96                  43,270
                                          03/05/98                 150,000
Anglo Chinese Selections                  12/27/90               1,042,724
Conrad/Collins Merchant
   Banking Fund                           05/11/89                 218,574
Greenwich Street
   Capital Partners                       01/23/96                 178,685
                                          05/10/96                 439,785
                                          05/24/96                 397,680
                                          08/22/96                  76,998
                                          09/16/96                 193,879
                                          11/07/96                 234,214
                                          01/28/97               1,304,156
                                          04/28/97               1,923,808
                                          08/22/97                 351,787
                                          12/12/97                  82,319
                                          01/02/98               1,718,344
                                          01/15/98               1,080,130
Pathfinder Venture
Capital Fund III                          10/29/92                  91,677
                                          04/20/93                 100,000
                                          08/24/93                 100,000
                                          03/24/94                 100,000
                                          12/08/94                 100,000
                                          11/01/95                  50,000
                                          08/14/96                  50,000
                                          09/17/97                  50,000

Security                              Acquisition Date               Cost
--------------------------------------------------------------------------
South Street Corporate
   Recovery Fund I                        10/03/95           $          --
South Street Leveraged
   Corporate Recovery Fund I              10/03/95                      --
Spectrum Equity Investors                 01/03/95                 102,570
                                          05/11/95                  33,149
                                          05/22/95                 210,000
                                          11/16/95                 255,000
                                          12/13/95                 105,000
                                          04/17/96                  75,000
                                          05/15/96                 210,000
                                          08/14/96                 120,000
                                          10/22/96                 300,000
                                          12/12/96                  75,000
                                          02/12/97                 128,360
                                          02/26/97                 150,000
                                          05/05/97                 120,000
                                          06/10/97                  75,000
                                          09/30/97                  75,000
                                          12/09/97                  60,000
                                          01/20/98                 180,000
Spell Capital Partners                    10/17/97                  20,000
Vanguard Associates II                    12/10/84                  89,887
                                          10/31/86                 138,197
Vanguard Associates III                   02/28/91                  25,360
                                          01/10/92                 288,750
                                          01/11/93                 288,750
                                          09/30/93                  32,284
Vanguard Associates IV                    07/26/96                  24,733

                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


                                 MARCH 31, 1998

RESTRICTED SECURITIES
IAI REGIONAL FUND (CONT.)

CONVERTIBLE DEBENTURES

Security                              Acquisition Date               Cost
--------------------------------------------------------------------------
Air Communications
Series B 02/28/97                         11/21/95          $       75,000
                                          11/30/95                  50,000
                                          02/26/96                  50,000
                                          03/22/96                  58,333
                                          05/21/96                  16,666
                                          06/25/96                   8,333

CALL OPTIONS
Security                              Acquisition Date               Cost
--------------------------------------------------------------------------
GalaGen 05/22/98                          03/24/94           $          --
                                          02/22/95                      --
                                          02/22/96                      --
                                          02/22/97                      --
                                          02/23/98                      --
GalaGen 03/27/01                          12/26/96                      --
                                          12/26/97                      --

WARRANTS

Security                              Acquisition Date               Cost
--------------------------------------------------------------------------
AccessLine Technologies
     06/03/99                             06/03/94           $          --
GalaGen 06/16/99                          12/05/94                      --
GalaGen 03/24/00                          04/13/95                      --
GalaGen 07/09/00                          07/07/95                      --
GalaGen 01/29/01                          01/30/96                      --
Intellon 03/23/99                         04/12/94                      --
Myriad Ultrasound Systems
   03/06/99                               10/15/96                      --
Myriad Ultrasound Systems
   06/15/99                               10/15/96                      --
PACE Health Management
   Systems 01/31/00                       03/30/95                      --
PACE Health Management
   Systems 07/07/02                       02/19/98                      --
PACE Health Management
   Systems 08/31/05                       01/16/96                      28

                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


                                 MARCH 31, 1998

RESTRICTED SECURITIES
IAI VALUE FUND

COMMON STOCKS

Security                              Acquisition Date               Cost
--------------------------------------------------------------------------
Advanced Recognition
   Technologies                           06/16/97           $          16
NEI Webworld                              02/28/94                  50,298
Oren                                      06/16/97                       2
Pacific Monolithics                       04/24/85                  24,999
                                          08/06/85                  75,000
                                          08/19/86                  47,990
Surmodics                                 05/04/89                 250,020

CONVERTIBLE PREFERRED STOCKS

Security                              Acquisition Date               Cost
--------------------------------------------------------------------------
Advanced Recognition
   Technologies Series A                  06/16/97           $       2,461
Advanced Recognition
   Technologies Series B                  06/16/97                   5,069
Advanced Recognition
   Technologies Series C                  06/16/97                   1,610
Intellon Series A                         03/24/94                 200,163
Myriad Ultrasound Systems
   Series A                               06/16/97                   2,303
Myriad Ultrasound Systems
   Series B                               06/16/97                   5,592
Myriad Ultrasound Systems
   Series C                               06/16/97                   6,200
Oren Series I                             06/16/97                      72
Oren Series K                             06/16/97                     120
Oren Series L                             06/16/97                     105


Security                              Acquisition Date               Cost
--------------------------------------------------------------------------
PathNet Series A                          08/28/95           $      50,567
                                          02/09/96                  50,033
PathNet Series B                          08/05/96                  70,078
                                          12/23/96                  33,562
ServiceSoft Series F                      06/16/97                  17,928
Tut Systems Series D                      02/17/94                 300,220
                                          04/08/94                  15,288

LIMITED PARTNERSHIPS

Security                              Acquisition Date               Cost
--------------------------------------------------------------------------
Ampersand Specialty Materials
     & Chemicals II                       12/05/96           $      14,425
                                          03/05/98                  50,000
Conrad/Collins Merchant
     Banking Fund                         05/11/89                 218,574
South Street Leveraged
     Corporate Recovery Fund I            10/03/95                      --
Vanguard Associates III                   02/28/91                   5,796
                                          01/10/92                  66,000
                                          01/11/93                  66,000
                                          09/30/93                   7,379

WARRANTS

Security                              Acquisition Date               Cost
--------------------------------------------------------------------------
Intellon 03/23/99                         04/12/94           $          --
Myriad Ultrasound Systems
   03/06/99                               10/15/96                      --
Myriad Ultrasound Systems
   06/15/99                               10/15/96                      --

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      STATEMENTS OF ASSETS AND LIABILITIES
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND
                                 MARCH 31, 1998


                                                                                IAI GROWTH AND INCOME FUND
-------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities of unaffiliated issuers, at market
     (Cost: $62,412,597, $363,639,936, $20,515,368, respectively)                     $  95,925,461
Investments in securities of affiliated issuers, at market
     (Cost: $1,150,174, $27,611,817, $315,508)                                              779,977
-------------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENTS IN SECURITIES (SEE FUND PORTFOLIOS)                               96,705,438
Receivable for investment securities sold                                                      --
Receivable for Fund shares sold                                                                --
Dividends and accrued interest receivable                                                   105,059
Other assets (Note 2)                                                                        48,795
-------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                        96,859,292
-------------------------------------------------------------------------------------------------------------
LIABILITIES
Line of credit                                                                              105,203
Payable for investment securities purchased                                                    --
-------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                      105,203
-------------------------------------------------------------------------------------------------------------
     NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                               $  96,754,089
-------------------------------------------------------------------------------------------------------------
REPRESENTED BY:
Capital stock                                                                         $      49,053
Additional paid-in capital                                                               53,650,816
Undistributed (overdistributed) net investment income                                          --
Accumulated net realized gains                                                            9,911,553
Unrealized appreciation on investment securities                                         33,142,667
-------------------------------------------------------------------------------------------------------------
     TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK          $  96,754,089
-------------------------------------------------------------------------------------------------------------
     Shares of capital stock outstanding;
         authorized 10 billion shares each of $.01 par value stock                        4,905,292
-------------------------------------------------------------------------------------------------------------
     NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                           $       19.72
-------------------------------------------------------------------------------------------------------------


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 39

[WIDE TABLE CONTINUED FROM ABOVE]


                                                                              IAI REGIONAL FUND       IAI VALUE FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities of unaffiliated issuers, at market
     (Cost: $62,412,597, $363,639,936, $20,515,368, respectively)             $ 480,324,230           $  25,686,967
Investments in securities of affiliated issuers, at market
     (Cost: $1,150,174, $27,611,817, $315,508)                                   26,400,141               1,050,957
--------------------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENTS IN SECURITIES (SEE FUND PORTFOLIOS)                      506,724,371              26,737,924
Receivable for investment securities sold                                         3,674,646                    --
Receivable for Fund shares sold                                                       9,643                    --
Dividends and accrued interest receivable                                           322,421                  14,397
Other assets (Note 2)                                                               957,099                  10,713
--------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                               511,688,180              26,763,034
--------------------------------------------------------------------------------------------------------------------
LIABILITIES
Line of credit                                                                      537,364                  23,909
Payable for investment securities purchased                                       1,594,863                    --
--------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                            2,132,227                  23,909
--------------------------------------------------------------------------------------------------------------------
     NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                       $ 509,555,953           $  26,739,125
--------------------------------------------------------------------------------------------------------------------
REPRESENTED BY:
Capital stock                                                                 $     193,344           $      21,035
Additional paid-in capital                                                      342,166,620              19,967,611
Undistributed (overdistributed) net investment income                               (29,993)                      1
Accumulated net realized gains                                                   51,753,364                 843,430
Unrealized appreciation on investment securities                                115,472,618               5,907,048
--------------------------------------------------------------------------------------------------------------------
     TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK  $ 509,555,953           $  26,739,125
----------------------------------------------------------------------------------------------------- -------------
     Shares of capital stock outstanding;
         authorized 10 billion shares each of $.01 par value stock               19,334,434               2,103,535
--------------------------------------------------------------------------------------------------------------------
     NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                   $       26.35           $       12.71
--------------------------------------------------------------------------------------------------------------------



            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 39

                            STATEMENTS OF OPERATIONS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND
                            YEAR ENDED MARCH 31, 1998


                                                                                                          IAI GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
     INCOME
         Dividends (net of foreign income taxes withheld of $4,742, $0 and $0, respectively)                          $   1,261,681
         Interest                                                                                                           247,933
------------------------------------------------------------------------------------------------------------------------------------
               TOTAL INCOME                                                                                               1,509,614
------------------------------------------------------------------------------------------------------------------------------------
     EXPENSES
         Management fees                                                                                                  1,272,892
         Compensation of Directors                                                                                           11,790
         Interest                                                                                                            23,390
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                                                                       1,308,072
               Less fees reimbursed by Advisers                                                                             (11,790)
------------------------------------------------------------------------------------------------------------------------------------
               NET EXPENSES                                                                                               1,296,282
------------------------------------------------------------------------------------------------------------------------------------
               NET INVESTMENT INCOME (LOSS)                                                                                 213,332
------------------------------------------------------------------------------------------------------------------------------------

NET  REALIZED AND UNREALIZED GAINS (LOSSES)
     Net realized gains (losses) on:
         Investment securities (Note 2)
               (including $0, $(7,104,094) and $0, respectively, from affiliated issuers)        $  12,514,136
         Futures contracts                                                                                  --
                                                                                                 -------------
                                                                                                                         12,514,136
     Net change in unrealized appreciation or depreciation on
         investment securities
                                                                                                                         20,456,069
------------------------------------------------------------------------------------------------------------------------------------
               NET GAIN ON INVESTMENTS                                                                                   32,970,205
------------------------------------------------------------------------------------------------------------------------------------
               NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   $  33,183,537
------------------------------------------------------------------------------------------------------------------------------------

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 39


[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                         IAI REGIONAL FUND         IAI VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
     INCOME
         Dividends (net of foreign income taxes withheld
          of $4,742, $0 and $0, respectively)                                              $  4,306,370             $   263,140
         Interest                                                                             1,968,822                  28,569
-------------------------------------------------------------------------------------------------------------------------------
               TOTAL INCOME                                                                   6,275,192                291,709
-------------------------------------------------------------------------------------------------------------------------------
     EXPENSES
         Management fees                                                                      6,500,728                353,321
         Compensation of Directors                                                               62,115                  3,301
         Interest                                                                                35,590                  7,282
-------------------------------------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                                           6,598,433                363,904
               Less fees reimbursed by Advisers                                                 (62,115)                (3,301)
-------------------------------------------------------------------------------------------------------------------------------
               NET EXPENSES                                                                   6,536,318                360,603
-------------------------------------------------------------------------------------------------------------------------------
               NET INVESTMENT INCOME (LOSS)                                                    (261,126)               (68,894)
-------------------------------------------------------------------------------------------------------------------------------

NET  REALIZED AND UNREALIZED GAINS (LOSSES)
     Net realized gains (losses) on:
         Investment securities (Note 2)                                       $81,986,396                $5,223,885
               (including $0, $(7,104,094)
                 and $0, respectively, from affiliated issuers)                    96,875                        --
         Futures contracts                                                    -----------                ----------

                                                                                             82,083,271              5,223,885
     Net change in unrealized appreciation or depreciation on
         investment securities
                                                                                             63,099,012              3,182,298
-------------------------------------------------------------------------------------------------------------------------------
               NET GAIN ON INVESTMENTS                                                      145,182,283              8,406,183
-------------------------------------------------------------------------------------------------------------------------------
               NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $144,921,157             $8,337,289
--------------------------------------------------------------------------------------------------------------------------------


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 39

                            STATEMENTS OF CASH FLOWS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND
                            YEAR ENDED MARCH 31, 1998

                                                                                   IAI GROWTH          IAI
                                                                                 AND INCOME FUND   REGIONAL FUND    IAI VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING EXPENSES:
     Interest and dividend income                                                 $   1,509,614    $   6,275,192    $     291,709
     Net expenses                                                                    (1,296,282)      (6,536,318)        (360,603)
---------------------------------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME (LOSS)                                                   213,332         (261,126)         (68,894)
---------------------------------------------------------------------------------------------------------------------------------
     Adjustments to reconcile net investment income (loss) to net cash provided
         (used) by operating activities:
         Change in dividend and interest receivable and other assets                     26,582           34,716           19,272
         Net amortization of bond discount                                             (224,648)      (1,856,741)         (15,233)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       (198,066)      (1,822,025)           4,039
---------------------------------------------------------------------------------------------------------------------------------
         NET CASH PROVIDED BY OPERATING ACTIVITIES                                       15,266       (2,083,151)         (64,855)
---------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from sales of investments                                              53,754,674      340,115,513       19,787,555
     Purchases of investments                                                       (26,386,812)    (226,517,431)      (7,469,405)
     Net purchases of short-term securities                                            (340,998)      21,359,566         (974,383)
     Net variation margin received for futures contracts                                     --           96,875               --
---------------------------------------------------------------------------------------------------------------------------------
         NET CASH PROVIDED BY INVESTING ACTIVITIES                                   27,026,864      135,054,523       11,343,767
---------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Net proceeds from sale of shares                                                28,554,909       40,988,016       11,799,492
     Net asset value of shares issued in reinvestment of distributions                5,141,082       61,044,640        5,078,750
     Cost of shares redeemed                                                        (55,398,375)    (172,888,525)     (22,573,576)
     Distributions paid to shareholders                                              (5,467,679)     (62,697,451)      (5,341,611)
---------------------------------------------------------------------------------------------------------------------------------
         NET CASH USED BY FINANCING ACTIVITIES                                      (27,170,063)    (133,553,320)     (11,036,945)
---------------------------------------------------------------------------------------------------------------------------------

         NET INCREASE (DECREASE) IN CASH                                               (127,933)        (581,948)         241,967
         CASH AT BEGINNING OF YEAR                                                       22,730           44,584         (265,876)
---------------------------------------------------------------------------------------------------------------------------------
         CASH AT END OF YEAR                                                      $    (105,203)   $    (537,364)   $     (23,909)
---------------------------------------------------------------------------------------------------------------------------------


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 39

                       STATEMENTS OF CHANGES IN NET ASSETS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                                                                                   IAI GROWTH AND INCOME FUND

                                                                                 Year ended         Year ended
                                                                                  March 31,          March 31,
                                                                                    1998               1997
-----------------------------------------------------------------------------------------------------------------
OPERATIONS
     Net investment income (loss)                                               $     213,332      $     447,997
     Net realized gains                                                            12,514,136          9,983,503
     Net change in unrealized appreciation or depreciation                         20,456,069             40,277
-----------------------------------------------------------------------------------------------------------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     33,183,537         10,471,777
-----------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                                            --           (512,361)
Excess distribution from net investment income                                       (435,034)          (545,591)
From net realized gains                                                            (5,032,645)       (12,410,890)
-----------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                                      (5,467,679)       (13,468,842)
-----------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
     Net proceeds from sale of shares                                              28,554,909         35,274,494
     Net asset value of shares issued in reinvestment of distributions              5,141,082         12,953,084
     Cost of shares redeemed                                                      (55,398,375)       (39,151,495)
-----------------------------------------------------------------------------------------------------------------
          INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS       (21,702,384)         9,076,083
-----------------------------------------------------------------------------------------------------------------
          TOTAL INCREASE (DECREASE) IN NET ASSETS                                   6,013,474          6,079,018

NET ASSETS AT BEGINNING OF PERIOD                                                  90,740,615         84,661,597
-----------------------------------------------------------------------------------------------------------------

NET ASSETS AT END OF PERIOD                                                     $  96,754,089      $  90,740,615
-----------------------------------------------------------------------------------------------------------------
    INCLUDING UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME OF:         $          --      $    (545,591)
-----------------------------------------------------------------------------------------------------------------

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 39


[WIDE TABLE CONTINUED FROM ABOVE]

                                                                            IAI REGIONAL FUND                 IAI VALUE FUND
                                                                       Year ended       Year ended      Year ended    Year ended
                                                                        March 31,        March 31,       March 31,     March 31,
                                                                          1998             1997           1998           1997
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income (loss)                                      $    (261,126)   $     816,077   $    (68,894)  $    227,574
  Net realized gains                                                   82,083,271       90,243,072      5,223,885      3,790,947
  Net change in unrealized appreciation or depreciation                63,099,012      (41,343,059)     3,182,298     (1,893,898)
---------------------------------------------------------------------------------------------------------------------------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           144,921,157       49,716,090      8,337,289      2,124,623
---------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                   --         (960,706)      (101,383)      (362,139)
Excess distribution from net investment income                           (103,657)      (1,307,272)      (154,746)            --
From net realized gains                                               (62,593,794)     (88,807,982)    (5,085,482)    (3,825,316)
---------------------------------------------------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                                            (62,697,451)     (91,075,960)    (5,341,611)    (4,187,455)
---------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                     40,997,659       66,024,812     11,799,492     18,415,875
  Net asset value of shares issued in reinvestment of distributions    61,044,640       88,548,881      5,078,750      4,123,935
  Cost of shares redeemed                                            (172,888,525)    (190,191,836)   (22,573,576)   (33,047,689)
---------------------------------------------------------------------------------------------------------------------------------
       INCREASE (DECREASE) IN NET ASSETS FROM
        CAPITAL SHARE TRANSACTIONS                                    (70,846,226)     (35,618,143)    (5,695,334)   (10,507,879)
---------------------------------------------------------------------------------------------------------------------------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS                         11,377,480      (76,978,013)    (2,699,656)   (12,570,711)

NET ASSETS AT BEGINNING OF PERIOD                                     498,178,473      575,156,486     29,438,781     42,009,492
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS AT END OF PERIOD                                         $ 509,555,953    $ 498,178,473   $ 26,739,125   $ 29,438,781
---------------------------------------------------------------------------------------------------------------------------------
 INCLUDING UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME OF:$     (29,993)   $  (1,341,758)  $          1   $    170,277
---------------------------------------------------------------------------------------------------------------------------------

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 39

                              FINANCIAL HIGHLIGHTS
                           IAI GROWTH AND INCOME FUND

 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:


                                                                                Years ended March 31,
------------------------------------------------------------------------------------------------------------------------------
                                                     1998              1997              1996            1995             1994
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
    Beginning of period                        $    14.83        $    15.30        $    14.32      $    13.91       $    15.19
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income                            0.04+             0.10              0.10            0.12             0.09
    Net realized and unrealized gains                5.75              1.88              2.86            1.04             0.38
------------------------------------------------------------------------------------------------------------------------------
        TOTAL FROM OPERATIONS                        5.79              1.98              2.96            1.16             0.47
------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                         --             (0.10)            (0.13)          (0.10)           (0.06)
    Excess distribution from
        net investment income                       (0.07)            (0.10)               --              --               --
    From net realized gains                         (0.83)            (2.25)            (1.85)          (0.65)           (1.69)
------------------------------------------------------------------------------------------------------------------------------
        TOTAL DISTRIBUTIONS                         (0.90)            (2.45)            (1.98)          (0.75)           (1.75)
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
    End of period                              $    19.72        $    14.83        $    15.30      $    14.32       $    13.91
------------------------------------------------------------------------------------------------------------------------------

Total investment return*                            40.06%            13.34%            21.51%           8.92%            3.07%

Net assets at end of period (000's omitted)    $   96,754        $   90,741        $   84,662      $  101,256       $  119,102

RATIOS
    Expenses to average net assets
         (including interest expense)                1.27%             1.26%             1.25%           1.25%            1.25%
    Expenses to average net assets
        (excluding interest expense)                 1.25%             1.25%             1.25%           1.25%            1.25%
    Net investment income to
         average net assets                          0.21%             0.51%             0.62%           0.80%            0.60%
    Average brokerage commission rate**        $   0.0599        $   0.0623               n/a             n/a              n/a
    Portfolio turnover rate
        (excluding short-term securities)            23.2%             51.2%             89.1%           79.1%           205.6%


 * TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET
   ASSET VALUE.
** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE
   BROKERAGE COMMISSION RATE.
+ CALCULATED USING AVERAGE SHARES OUTSTANDING DURING THE YEAR.

                              FINANCIAL HIGHLIGHTS
                               IAI REGIONAL FUND

 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:


                                                                                Years ended March 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                   1998               1997               1996             1995             1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
    Beginning of period                      $    22.59         $    24.57         $    21.56       $    20.94       $    22.23
-------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
    Net investment income (loss)                  (0.02)              0.03               0.14             0.17             0.21
    Net realized and unrealized gains              6.79               2.08               5.77             1.84             0.51
-------------------------------------------------------------------------------------------------------------------------------
        Total from operations                      6.77               2.11               5.91             2.01             0.72
-------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                       --              (0.04)             (0.18)           (0.20)           (0.18)
    Excess distribution from net
        investment income                            --              (0.06)             (0.02)              --               --
    From net realized gains                       (3.01)             (3.99)             (2.70)           (1.19)           (1.83)
-------------------------------------------------------------------------------------------------------------------------------
        Total distributions                       (3.01)             (4.09)             (2.90)           (1.39)           (2.01)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
    End of period                            $    26.35         $    22.59         $    24.57       $    21.56       $    20.94
-------------------------------------------------------------------------------------------------------------------------------

Total investment return*                         31.55%              8.65%             28.62%           10.35%            3.26%
Net assets at end of period
    (000's omitted)                          $  509,556         $  498,178         $  575,156       $  523,364       $  596,572

RATIOS
    Expenses to average net assets
        (including interest expense)              1.22%              1.21%              1.25%            1.23%            1.25%
    Expenses to average net assets
        (excluding interest expense)              1.22%              1.21%              1.25%            1.23%            1.25%
    Net investment income to
        average net assets                       (0.05%)             0.14%              0.58%            0.74%            0.94%
    Average brokerage commission rate**      $   0.0590         $   0.0581                n/a              n/a              n/a
    Portfolio turnover rate
        (excluding short-term securities)         46.0%              61.1%              89.7%           150.0%           163.0%


 * TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET
   ASSET VALUE.
** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE
   BROKERAGE COMMISSION RATE.

                              FINANCIAL HIGHLIGHTS
                                 IAI VALUE FUND

 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:


                                                                              Years ended March 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                       1998              1997              1996            1995            1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
    Beginning of period                          $    11.66        $    12.42        $    11.17      $    11.63      $    11.63
-------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
    Net investment income (loss)                      (0.03)             0.09              0.08            0.03            0.05
    Net realized and unrealized gains                  3.79              0.68              2.19            0.38            1.45
-------------------------------------------------------------------------------------------------------------------------------
        Total from operations                          3.76              0.77              2.27            0.41            1.50
-------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                        (0.04)            (0.12)            (0.01)          (0.03)          (0.13)
    Excess distribution from
        net investment income                         (0.07)               --                --              --              --
    From net realized gains                           (2.60)            (1.41)            (1.01)          (0.84)          (1.37)
-------------------------------------------------------------------------------------------------------------------------------
        Total distributions                           (2.71)            (1.53)            (1.02)          (0.87)          (1.50)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
    End of period                                $    12.71        $    11.66        $    12.42      $    11.17      $    11.63
-------------------------------------------------------------------------------------------------------------------------------

Total investment return*                             34.21%             5.85%            21.07%           3.88%          12.70%

Net assets at end of period (000's omitted)      $   26,739        $   29,439        $   42,009      $   40,601      $   35,282

RATIOS
    Expenses to average net assets
        (including interest expense)                  1.28%             1.25%             1.25%           1.25%           1.25%
    Expenses to average net assets
        (excluding interest expense)                  1.25%             1.25%             1.25%           1.25%           1.25%
    Net investment income to
        average net assets                           (0.24%)            0.61%             0.65%           0.31%           0.35%
    Average brokerage commission rate**           $   0.0591        $   0.0600              n/a             n/a             n/a
    Portfolio turnover rate
        (excluding short-term securities)             27.0%             61.3%             73.4%          102.1%          191.9%



 * TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET
   ASSET VALUE.
** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE
   BROKERAGE COMMISSION RATE.

                         NOTES TO FINANCIAL STATEMENTS
         IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                                 MARCH 31, 1998


[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. IAI Growth and Income Fund (Growth and Income Fund) is a separate portfolio of IAI Investment Funds VII, Inc., IAI Regional Fund (Regional Fund) is a separate portfolio of IAI Investment Funds IV, Inc. and IAI Value Fund (Value Fund) is a separate portfolio of IAI Investment Funds VIII, Inc. The Funds have a primary objective of long-term appreciation through investments in equity securities.

Significant accounting policies followed by the Funds are summarized below:

SECURITY VALUATION

Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service. Securities which cannot be valued by the portfolio pricing service are valued using dealer-supplied valuations, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less at acquisition are valued at cost adjusted for amortization to maturity of any premium or discount.

Restricted securities for which there is no public market are valued at fair value in good faith under procedures established by the Board of Directors. Such procedures consider various factors including, but not limited to, the cost of the security at date of purchase, the current financial statements of the issuer and special reports prepared by analysts, the size of the position held, recent purchases or sales of securities of the company, prices and public trading activity of comparable companies, the nature and duration of restrictions on disposition, pending public offerings with respect to the security, changes in economic conditions and industry developments affecting the issuer, and other relevant matters. Restricted securities represent $3,221,702 (3.3% of net assets) for Growth and Income Fund, $34,255,103 (6.7% of net assets) for Regional Fund and $4,655,947 (17.4% of net assets) for Value Fund. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

FUTURES AND OPTIONS
CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Funds may buy and sell futures contracts and options. The risks of entering into futures and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, a Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded daily as unrealized gains or losses. The variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized

                         NOTES TO FINANCIAL STATEMENTS
         IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                                 MARCH 31, 1998


[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

appreciation or depreciation being recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FEDERAL TAXES

Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, each Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis. Distributions in excess of book basis net investment income (but which are not tax returns of capital) are presented as "excess distributions" in the statement of changes in net assets and the financial highlights.

Net investment income and net realized gains differ for financial statement and tax purposes primarily because of recognition of limited partnership income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed (overdistributed) net investment income and accumulated net realized gains (losses) have been increased or decreased as follows:

                                              GROWTH
                                            AND INCOME        REGIONAL          VALUE
                                               FUND             FUND             FUND
-----------------------------------------------------------------------------------------
Undistributed (overdistributed)
   net investment income                    $  767,293      $  1,676,548      $  154,747
Accumulated net realized gains (losses)     $ (767,293)     $ (1,676,548)     $ (154,747)
Additional paid-in capital                  $       --      $         --      $       --



SECURITY TRANSACTIONS AND
INVESTMENT INCOME

The Funds record security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Funds amortize discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The Funds use the equity method of accounting for limited partnerships.


DISTRIBUTIONS TO
SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are made semi-annually. Capital gains, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

                         NOTES TO FINANCIAL STATEMENTS
         IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                                 MARCH 31, 1998


[2] COMMITMENTS AND CONTINGENCIES

INSURANCE

For purposes of obtaining certain types of insurance coverage for the Funds and its officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). In connection with their obligations as policyholders, the Funds are committed to make future capital contributions, if requested by the Company.

LINE OF CREDIT

At March 31, 1998, Growth and Income Fund, Regional Fund, and Value Fund had available lines of credit of $13,277,194, $14,462,668 and $3,755,856, respectively, with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. Advances under the line of credit totalled $105,806, $537,332 and $24,144, respectively, for the Funds at March 31, 1998.

LITIGATION

Included in other assets and realized gains is $909,805 of net proceeds from a litigation proceeding concerning a security previously held by the Regional Fund and for which Regional Fund is one of several plaintiffs. A settlement agreement has been entered into which resulted in the payment of the aforementioned net proceeds on May 4, 1998.

LIMITED PARTNERSHIP COMMITMENTS

At March 31, 1998, the Funds are committed to invest additional amounts in certain limited partnership investments held, as follows:



LIMITED PARTNERSHIP INVESTMENT COMMITMENTS
------------------------------------------------------------------------
                                           GROWTH AND
                                           INCOME FUND     REGIONAL FUND
------------------------------------------------------------------------
Agio Capital Partners I L.P.                 $     --       $   825,000

Alta Berkeley III L.P.                         33,000            66,000

Greenwich Street Captial Partners L.P.             --           335,000

Pathfinder Venture Capital Fund III L.P.           --            50,000

Spectrum Equity Investors L.P.                     --           228,000

Spell Capital Partners                             --           980,000
------------------------------------------------------------------------
Total commitments                            $ 33,000       $ 2,484,000
------------------------------------------------------------------------


Default by a limited partner of payment of a properly requested capital contribution, other than default due to a legal determination that such contribution need not be made, would result in forfeiture of such limited partner's interest in any future profits and loss in the partnership and removal from the limited partnership.

The Funds' management intends to finance the aforementioned commitments with available cash or with proceeds from the sale of investments in short-term securities. Each Fund maintains in a segregated account an amount equal to its aggregate unpaid commitments.

                         NOTES TO FINANCIAL STATEMENTS
         IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                                 MARCH 31, 1998


[3] FEES AND EXPENSES

Under the terms of each Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of each Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for each Fund paying an all inclusive management fee (unified fee) to Advisers. The fee is equal to an annual rate of 1.25% declining to 1.10% (1.00% for Growth and Income Fund) of average daily net assets. This fee is paid monthly. The Management Agreements further provide that Advisers will either reimburse the Funds for the fees and expenses it pays to Directors who are not "interested persons" of the Funds or reduce its fee by an equivalent amount.

[4] CAPTIAL STOCK

The Funds each have authorized 10 billion shares of $.01 par value stock.

Transactions in shares of capital stock during the periods indicated were as follows.


                                    GROWTH AND INCOME                      REGIONAL                             VALUE
                                           FUND                              FUND                                FUND
------------------------------------------------------------------------------------------------------------------------------------

                             Year ended        Year ended        Year ended        Year ended        Year ended        Year ended
                              March 31,         March 31,         March 31,         March 31,         March 31,         March 31,
                                1998              1997              1998              1997              1998              1997
------------------------------------------------------------------------------------------------------------------------------------
SOLD                          1,648,867         2,284,028         1,624,442         2,707,762           893,948         1,484,142
ISSUED FOR REINVESTED
DISTRIBUTIONS                   301,798           860,881         2,517,461         3,783,653           418,236           335,216
REDEEMED                     (3,162,668)       (2,561,834)       (6,858,737)       (7,853,235)       (1,732,928)       (2,676,973)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
SHARES OUTSTANDING           (1,212,003)          583,075        (2,716,834)       (1,361,820)         (420,744)         (857,615)
------------------------------------------------------------------------------------------------------------------------------------


                         NOTES TO FINANCIAL STATEMENTS
         IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                                 MARCH 31, 1998


[5] INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF
SECURITIES

For the year ended March 31, 1998, purchases of securities and sales proceeds, other than investments in short-term securities, for the Funds were as follows:


                                           Purchases                      Sales
-------------------------------------------------------------------------------

GROWTH AND INCOME FUND                 $  22,527,211              $  49,591,163
REGIONAL FUND                          $ 228,112,294              $ 341,620,212
VALUE FUND                             $   7,469,405              $  19,787,555


RESTRICTED SECURITIES

Included in the Funds' portfolios of investments in securities at March 31, 1998 are issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 ("restricted securities"). Such securities are generally illiquid.

Each Fund limits investments in securities which are not readily marketable to 15% of its net assets at the time of purchase. This limitation does not include Rule 144A securities that have been determined to be liquid based upon guidelines approved by the Funds' Board of Directors.

At March 31, 1998, 17.4% of Value Fund's net assets were invested in restricted securities. At March 31, 1998, Advisers was actively seeking liquidation opportunities which would reduce the percentage of the Fund's investment portfolio comprised of restricted securities. Advisers intends to pursue such opportunities when deemed in the best interest of the Shareholders.

[6] SUBSEQUENT EVENT

In May 1998, the issuer of a restricted security (the Restricted Security) held by Value Fund filed a registration statement with the Securities and Exchange Commission for the purpose of offering its securities for public sale, also known as an initial public offering (IPO). In accordance with Value Fund's restricted security valuation policies, concurrent with the filing of the registration statement, Advisers and the Board of Directors approved a significant increase in the valuation of the Restricted Security resulting in a substantial increase in Value Fund's net asset value.

Value Fund's Board of Directors and Advisers have determined it to be in the best interest of Value Fund shareholders to temporarily close Value Fund effective May 12, 1998 to new purchases (other than systematic purchases). Closing Value Fund is intended to protect existing shareholders by preventing individuals from speculating on short-term purchases and sales of Value Fund shares.

As a result of the increase in valuation of the Restricted Security, 36% of Value Fund's net assets were invested in illiquid restricted securities, significantly exceeding the Fund's 15% limitation. Advisers is actively seeking liquidation opportunities which would reduce the percentage of the Fund's investment portfolio comprised of restricted securities. Advisers ability to liquidate such securities may be limited by legal or contractual provisions. Advisers intends to pursue such opportunities when deemed in the best interest of the Shareholders.

                          INDEPENDENT AUDITORS' REPORT
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


The Board of Directors and Shareholders
IAI Investment Funds IV, Inc.
IAI Investment Funds VII, Inc.
IAI Investment Funds VIII, Inc.:

We have audited the accompanying statements of assets and liabilities, including the fund portfolios, of IAI Regional Fund (a portfolio within IAI Investment Funds IV, Inc.), IAI Growth and Income Fund (a portfolio within IAI Investment Funds VII, Inc.) and IAI Value Fund (a portfolio within IAI Investment Funds VIII, Inc.) as of March 31, 1998, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Regional Fund, IAI Growth and Income Fund and IAI Value Fund at March 31, 1998, and the results of their operations, and their cash flows, the changes in their net assets and the financial highlights for the periods stated in the first paragraph in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
May 14, 1998

                             FEDERAL TAX INFORMATION
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for information purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distributions, in January of each year.

IAI GROWTH AND INCOME FUND
-----------------------------------------------------------------------------
Payable Date              Ordinary             28% Rate            Long-Term
                         Income (A)              Gain            Capital Gain
-----------------------------------------------------------------------------
June 1997               $    0.1800          $    0.3816          $    0.0000
December 1997                0.0401               0.0000               0.2950
-----------------------------------------------------------------------------
                        $    0.2201          $    0.3816          $    0.2950

66.09% of ordinary income distributions qualify for deduction by corporations.


IAI REGIONAL FUND
-----------------------------------------------------------------------------
Payable Date              Ordinary             28% Rate            Long-Term
                         Income (A)              Gain            Capital Gain
-----------------------------------------------------------------------------
June 1997               $    0.5479          $    1.1209          $    0.0000
December 1997                0.1686               0.3519               0.8168
-----------------------------------------------------------------------------
                        $    0.7165          $    1.4728          $    0.8168

33.46% of ordinary income distributions qualify for deduction by corporations.


IAI VALUE FUND
-----------------------------------------------------------------------------
Payable Date              Ordinary             28% Rate            Long-Term
                         Income (A)              Gain            Capital Gain
-----------------------------------------------------------------------------
June 1997               $    0.5291          $    0.0537          $    0.0000
December 1997                0.5000               0.3299               1.2923
-----------------------------------------------------------------------------
                        $    1.0291          $    0.3836          $    1.2923

22.88% of ordinary income distributions qualify for deduction by corporations.


(A) INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.

                             IAI MUTUAL FUND FAMILY

TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE
MUTUAL FUNDS IN OUR FUND FAMILY


------------------------------------------------------------------------------------------------------------------------------------
                                                      SECONDARY
IAI FUND                       PRIMARY OBJECTIVE      OBJECTIVE             PORTFOLIO COMPOSITION
------------------------------------------------------------------------------------------------------------------------------------
IAI DEVELOPING                 Capital Appreciation     --                  Equity securities of companies in developing countries
COUNTRIES FUND
------------------------------------------------------------------------------------------------------------------------------------

IAI INTERNATIONAL FUND         Capital Appreciation   Income                Equity securities of non-U.S. companies
------------------------------------------------------------------------------------------------------------------------------------

IAI EMERGING GROWTH FUND       Capital Appreciation     --                  Common stocks of small- to medium-sized
                                                                            emerging growth companies
------------------------------------------------------------------------------------------------------------------------------------

IAI CAPITAL                    Capital Appreciation     --                  Common stocks of small- to medium-sized
APPRECIATION FUND                                                           growth companies
------------------------------------------------------------------------------------------------------------------------------------

IAI MIDCAP GROWTH FUND         Capital Appreciation     --                  Common stocks of medium-sized growth companies
------------------------------------------------------------------------------------------------------------------------------------

IAI REGIONAL FUND              Capital Appreciation     --                  Common stocks of Upper Midwest companies
------------------------------------------------------------------------------------------------------------------------------------

IAI GROWTH FUND                Capital Appreciation     --                  Common stocks with potential for above-average
                                                                            growth and appreciation
------------------------------------------------------------------------------------------------------------------------------------

IAI VALUE FUND                 Capital Appreciation     --                  Common stocks which are considered to be undervalued
------------------------------------------------------------------------------------------------------------------------------------

IAI GROWTH AND INCOME FUND     Capital Appreciation   Income                Common stocks with potential for long-term appreciation,
                                                                            and common stocks that are expected to produce income
------------------------------------------------------------------------------------------------------------------------------------

IAI BALANCED FUND              Total Return           Income                Common stocks, investment-grade bonds and
                               [CAPITAL APPRECIATION + INCOME]              short-term instruments
------------------------------------------------------------------------------------------------------------------------------------

IAI BOND FUND                  Income                 Capital Preservation  Investment-grade bonds
------------------------------------------------------------------------------------------------------------------------------------

IAI GOVERNMENT FUND            Income                 Capital Preservation  U.S. Government securities
------------------------------------------------------------------------------------------------------------------------------------

IAI RESERVE FUND               Stability/Liquidity    Income                The portfolio has a maximum average maturity of 25
                                                                            months, investing primarily in investment-grade bonds
------------------------------------------------------------------------------------------------------------------------------------

IAI MONEY MARKET FUND          Stability/Liquidity    Income                The portfolio's average dollar-weighted maturity is less
                                                                            than 90 days, investing in high quality, money market
                                                                            securities
------------------------------------------------------------------------------------------------------------------------------------


                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com

                                    CUSTODIAN
                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479

                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402

                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                J. Peter Thompson
                               Charles H. Withers

                                     [LOGO]
                                  MUTUAL FUNDS

      P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357 USA FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700